Exhibit 99(a) to Form 8-K

February 26, 2002

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Gentlemen:

We have read Item 4.(a) of Form 8-K dated February 19, 2002 of AAF-McQuay Inc. and are in agreement with the statements contained therein.

                                                                                    /s/ Ernst & Young LLP

Louisville, Kentucky